POWER OF ATTORNEY

     The undersigned officers and trustees of TEMPLETON DEVELOPING MARKETS TRUST (the "Registrant") hereby appoint Craig S. Tyle, David P. Goss, Robert C. Rosselot, Sheila M. Barry, Lori A. Weber, Bruce G. Leto, Larry P. Stadulis, and Kristin H. Ives (with full power to each of them to act alone) his/her attorney-in-fact and agent, in all capacities, to execute, deliver and file in the names of the undersigned, any and all instruments that said attorneys and agents may deem necessary or advisable to enable the Registrant to comply with or register any security issued by the Registrant under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, and the rules, regulations and interpretations thereunder, including but not limited to, any registration statement, including any and all pre- and post-effective amendments thereto, any other document to be filed with the U.S. Securities and Exchange Commission and any and all documents required to be filed with respect thereto with any other regulatory authority. Each of the undersigned grants to each of said attorneys, full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he/she could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be a single document.

     The undersigned officers and trustees hereby execute this Power of Attorney as of the 25th day of February, 2008.


/s/MARK MOBIUS                                 /s/DAVID W. NIEMIEC
------------------------------------------     --------------------------------
Mark Mobius, President and Chief                David W. Niemiec, Trustee
Executive Officer - Investment Management


/s/HARRIS J. ASHTON                             /s/FRANK A. OLSON
--------------------------------------          -------------------------------
Harris J. Ashton, Trustee                       Frank A. Olson, Trustee


/s/ANN TORRE BATES                             /s/LARRY D. THOMPSON
--------------------------------------         --------------------------------
Ann Torre Bates, Trustee                       Larry D. Thompson, Trustee


/s/FRANK J. CROTHERS                           /s/CONSTANTINE D. TSERETOPOULOS
--------------------------------------         --------------------------------
Frank J. Crothers, Trustee                     Constantine D. Tseretopoulos,
                                               Trustee


/s/EDITH E. HOLIDAY                            /s/ROBERT E. WADE
--------------------------------------         --------------------------------
Edith E. Holiday, Trustee                      Robert E. Wade, Trustee



/s/CHARLES B. JOHNSON                          /s/GALEN G. VETTER
--------------------------------------         --------------------------------
Charles B. Johnson, Trustee                    Galen G. Vetter, Senior Vice
                                               President and Chief Executive
                                               Officer - Finance and
                                               Administration


/s/GREGORY E. JOHNSON                          /s/LAURA FERGERSON
-------------------------------------         --------------------------------
Gregory E. Johnson, Trustee                   Laura Fergerson, Chief Financial
                                              Officer and Chief Accounting
                                              Officer